                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 11, 2000
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                Date of Report (Date of earliest event reported)



                       Illinois Superconductor Corporation
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             (Exact name of registrant as specified in its charter)




      Delaware                           0-22302               36-3688459
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


            451 Kingston Court, Mt. Prospect, Illinois        60056
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           (Address of principal executive offices)         (Zip Code)



                                 (847) 391-9400
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                         (Registrant's telephone number)

ITEM 5.  OTHER EVENTS.

         On August 11, 2000, Illinois Superconductor Corporation issued a press release reporting its earnings for the quarter ended June 30, 2000. A copy of the August 11, 2000 press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are inapplicable.

         (c)      Exhibits.

         99.1 Press Release issued by Illinois Superconductor Corporation on August 11, 2000 reporting earnings for the quarter ended June 30, 2000.

                                  SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  ILLINOIS SUPERCONDUCTOR CORPORATION


                  By:           /s/  CHARLES F. WILLES
                     ---------------------------------------------------
                          Charles F. Willes, Chief Financial Officer



Dated:  August 11, 2000

                                  EXHIBIT INDEX



EXHIBIT NO.                                           DESCRIPTION
-----------                                           -----------

99.1               Press Release issued by Illinois Superconductor Corporation on August 11, 2000
                   reporting earnings for the quarter ended June 30, 2000.